MFS(R) DIVERSIFIED INCOME FUND

                        Supplement to Current Prospectus


Effective immediately, the paragraph in the Prospectus entitled "Distributions" under Section VII "Other Information" is hereby restated in its entirety as follows:

Distributions.
The fund intends to declare daily and distribute at least monthly substantially all of its net income (excluding any capital gains) to shareholders as dividends. Any capital gains are distributed at least annually.


                The date of this supplement is September 7, 2006.